EXHIBIT 24
                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of October, 1994.
                                              /S/ WAYNE D. BAKER
                                                  Wayne D. Baker

STATE OF INDIANA             )
                             )SS:
COUNTY OF VANDERBURGH        )

        Before me, a Notary Public in and for said County and State, personally appeared Wayne D. Baker, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 3RD day of October, 1994.

                                              /S/ KELA A. BRUNER
                                      Printed:    Kela A. Bruner
                                                  Notary Public

County of Residence: Warrick

Commission Expires: May 15, 1995

                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of OCTOBER, 1994.


                                              /S/ BENNIE D. HENDRIX
                                                  Bennie D. Hendrix

STATE OF INDIANA               )
                               )SS:
COUNTY OF VANDERBURGH          )

        Before me, a Notary Public in and for said County and State, personally appeared Bennie D. Hendrix, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 3RD day of OCTOBER, 1994.

                                              /S/ MELISSA J. TURPIN
                                         Printed: Melissa J. Turpin
                                                  Notary Public

County of Residence: VANDERBURGH

Commission Expires: 1-10-98

                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of OCTOBER, 1994.


                                              /S/ JAMES R. JERWERS
                                                  James R. Jerwers

STATE OF NEVADA                )
                               )SS:
COUNTY OF WASHOE               )

        Before me, a Notary Public in and for said County and State, personally appeared James R. Jerwers, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 3RD day of OCTOBER, 1994.


                                              /S/  FREDERICK L. SLATIN
                                          Printed: Frederick L. Slatin
                                                   Notary Public

County of Residence: WASHOE

Commission Expires: 4/16/96

                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of OCTOBER,1994.


                                              /S/ LARRY R. KLAHOLZ
                                                  Larry R. Klaholz

STATE OF INDIANA               )
                               )SS:
COUNTY OF VANDERBAUGH          )

        Before me, a Notary Public in and for said County and State, personally appeared Larry R. Klaholz, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 3RD day of OCTOBER, 1994.


                                              /S/ MELISSA J. TURPIN
                                         Printed: Melissa J. Turpin
                                                  Notary Public
County of Residence: VANDERBAUGH

Commission Expires: 1-10-98

                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of OCTOBER, 1994.


                                              /S/ DAVID C. SEELEY
                                                  David C. Seeley

STATE OF INDIANA               )
                               )SS:
COUNTY OF VANDERBURGH          )

        Before me, a Notary Public in and for said County and State, personally appeared David C. Seeley, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 3RD day of OCTOBER, 1994.


                                              /S/ Melissa J. Turpin
                                         Printed: MELISSA J. TURPIN
                                                  Notary Public

County of Residence: VANDERBAUGH

Commission Expires: 1-10-98

                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of OCTOBER, 1994.


                                              /S/ JAMES R. TUERFF
                                                  James R. Tuerff

STATE OF TEXAS                 )
                               )SS:
COUNTY OF HARRIS               )

        Before me, a Notary Public in and for said County and State, personally appeared James R. Tuerff, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 5TH day of OCTOBER, 1994.

                                              /S/ PAM TUDOR
                                         Printed: Pam Tudor
                                                  Notary Public

County of Residence: HARRIS

Commission Expires: 1-15-96

                             POWER OF ATTORNEY


        WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $2 billion of certain debt securities or warrants to purchase same to be issued by the Company;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Daniel Leitch III, Philip M. Hanley, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

        (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

        (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

        Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 5TH day of OCTOBER, 1994.


                                              /S/ PETER V. TUTERS
                                                  Peter V. Tuters
STATE OF TEXAS                 )
                               )SS:
COUNTY OF HARRIS               )

        Before me, a Notary Public in and for said County and State, personally appeared Peter V. Tuters, who acknowledged the execution of the foregoing Power of Attorney.

        Witness my hand and Notarial Seal, this 5TH day of OCTOBER, 1994.


                                              /S/ PAM TUDOR
                                         Printed: PAM TUDOR
                                                  Notary Public
County of Residence: HARRIS

Commission Expires: 1-15-96